UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: Janaury 31, 2007
(Date of earliest event reported)

FREESTAR TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-28749	88-0446457
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 Mespil Road, Ballsbridge, Dublin 4, Ireland
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number: 353 1 6185060

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

 2007 Stock Incentive Plan

On January 31, 2007, the Board of Directors of FreeStar Technology Corporation (the “Company”) adopted the Company’s 2007 Stock Incentive Plan (the “Stock Incentive Plan”).

Purpose.   The purpose of the Stock Incentive Plan is to provide our employees, consultants and directors an incentive, through ownership of our common stock, to continue in service to the company, and to help us compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the Stock Incentive Plan.   A total of 35,000,000 shares of common stock will be reserved initially for issuance under the Stock Incentive Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure of the company.

Basic Terms and Conditions of Awards.   The Stock Incentive Plan shall be administered by the Board of Directors (or a committee appointed by the Board). The Stock Incentive Plan provides for the grant of stock options and restricted or unrestricted stock (collectively referred to as “awards”). Stock options granted under the Stock Incentive Plan may be either incentive stock options or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, consultants and directors. Each award granted under the Stock Incentive Plan shall be designated in an award agreement.

Subject to applicable laws, the Board has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of common stock or the amount of other consideration to be covered by each award to approve award agreements for use under the Stock Incentive Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Plan, to construe and interpret the terms of the Stock Incentive Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the Stock Incentive Plan, as the Board deems appropriate.

Awards granted under the Stock Incentive Plan may be exercisable at such times and under such conditions as determined by the Board, and vesting may be subject to continued service by an employee. The exercise or purchase price shall be determined by the Board. The exercise or purchase price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

Corporate Transaction.   Effective upon the consummation of a Corporate Transaction (as defined in the Stock Incentive Plan), all outstanding awards will be assumed by any successor corporation, unless the Board determines, in its sole discretion, to fully vest an Award in lieu of assumption.

The foregoing summary of the Stock Incentive Plan’s material terms is qualified in its entirety by reference to the complete terms of the Stock Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Form 8-K. A copy of a form of stock option award agreement is attached hereto as Exhibit 10.2.

2007 Directors and Consultants Stock Plan

On January 31, 2007, the Board of Directors of FreeStar Technology Corporation (the “Company”) adopted the Company’s 2007 Directors and Consultants Stock Plan (the “2007 Stock Plan”).

Purpose.   The purpose of the 2007 Stock Plan is to promote the interests of the Company and its shareholders by attracting and retaining Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's shareholders, by paying their retainer or fees in the form of shares of the Company's common stock. Payments in common stock are also designed to conserve the Company’s cash.

Shares Reserved for Issuance under the 2007 Stock Plan.   A total of 35,000,000 shares of common stock will be reserved initially for issuance under the 2007 Stock Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure of the company.

Basic Terms and Conditions of Awards.   The 2007 Stock Plan shall be administered by the Board of Directors (or a committee appointed by the Board). The 2007 Stock Plan provides for the grant of shares of stock, which may be subject to restrictions or unrestricted (collectively referred to as “awards”). Awards may be granted to consultants and directors. Awards of stock that are subject to restrictions shall be designated in an award agreement.

Subject to applicable laws, the Board has the authority, in its discretion, to select consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of common stock issued, to approve award agreements for use under the 2007 Stock Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award, if any), to amend the terms of any outstanding award granted under the Plan, to construe and interpret the terms of the 2007 Stock Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2007 Stock Plan, as the Board deems appropriate. Under the 2007 Stock Plan, recipients may elect to defer receipt of an award of shares.

The foregoing summary of the 2007 Stock Plan’s material terms is qualified in its entirety by reference to the complete terms of the 2007 Stock Plan, a copy of which is attached as Exhibit 10.3 to this Form 8-K. A copy of a form of restricted stock agreement is attached hereto as Exhibit 10.4.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description of Exhibit

10.1  2007 Stock Incentive Plan
10.2  Form of Option Award Agreement under 2007 Stock Incentive Plan
10.3  2007 Directors and Consultants Stock Plan
10.4  Form of Restricted Stock Agreement under 2007 Directors and Consultants Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREESTAR TECHNOLOGY CORPORATION

Date: January 31, 2007	By:	/s/ Paul Egan
Paul Egan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2007 Stock Incentive Plan
10.2	Form of Option Award Agreement under 2007 Stock Incentive Plan
10.3	2007 Directors and Consultants Stock Plan
10.4	Form of Restricted Stock Agreement under 2007 Directors and Consultants Stock Plan